Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2017
Commitments and Contingent Liabilities [Abstract]
Commitments and Contingent Liabilities

24.  Commitments And Contingent Liabilities

In 2017, the Company executed renewal agreements for technology outsourcing services through two outside service bureaus. Both agreements provide for termination fees if the Company cancels the services prior to the end of the 7-year commitment period that runs through May 31, 2024. At December 31, 2017, termination fees are estimated to be approximately $1,976,000 and $1,822,000 on the two contracts. The termination fees would decrease by approximately 15% in each succeeding year through 2024. Since the Company does not expect to terminate these services with either vendor prior to the end of the commitment periods, no liability has been recorded as of December 31, 2017.

The Company, from time to time, may be a defendant in legal proceedings relating to the conduct of its banking business. Most of such legal proceedings are a normal part of the banking business and, in management's opinion, the consolidated financial condition and results of operations of the Company would not be materially affected by the outcome of such legal proceedings.

Additionally, the Company has sold qualifying residential mortgage loans to the FHLB as part of its Mortgage Partnership Finance Program (“Program”). Under the terms of the Program, there is limited recourse back to the Company for loans that do not perform in accordance with the terms of the loan agreement. Each loan sold under the Program is “credit enhanced” such that the individual loan’s rating is raised to “BBB”, as determined by the FHLB. The Program can be terminated by either the FHLB or the Company, without cause, by giving notice to the other party. The FHLB has no obligation to commit to purchase any mortgage through, or from, the Company.